Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Beneficial Alabama Inc., Beneficial California Inc., Beneficial Consumer Discount Company, Beneficial Delaware Inc., Beneficial Florida Inc., Beneficial Hawaii Inc., Beneficial Homeowner Service Corporation, Beneficial Illinois Inc., Beneficial Indiana Inc., Beneficial Iowa Inc., Beneficial Kentucky Inc., Beneficial Loan & Thrift Co., Beneficial Maine Inc., Beneficial Massachusetts Inc., Beneficial Michigan Inc., Beneficial Mortgage Co. of Arizona, Beneficial Colorado Inc., successor by merger to Beneficial Mortgage Co. of Colorado, Beneficial Mortgage Co. of Connecticut, Beneficial Mortgage Co. of Georgia, Beneficial Idaho Inc., successor by merger to Beneficial Mortgage Co. of Idaho, Beneficial Kansas Inc., successor by merger to Beneficial Mortgage Co. of Kansas, Inc., Beneficial Louisiana Inc., successor by merger to Beneficial Mortgage Co. of Louisiana, Beneficial Maryland Inc., successor by merger to as Beneficial Mortgage Co. of Maryland, Beneficial Mortgage Co. of Missouri, Inc., Beneficial Mortgage Co. of Nevada, Beneficial New Hampshire Inc., successor by merger to Beneficial Mortgage Co. of New Hampshire, Beneficial Mortgage Co. of North Carolina, Beneficial Rhode Island Inc., successor by merger to Beneficial Mortgage Co. of Rhode Island, Beneficial South Carolina Inc., successor by merger to Beneficial Mortgage Co. of South Carolina, Beneficial Utah Inc., successor by merger to Beneficial Mortgage Co. of Utah, Beneficial Mortgage Co. of Virginia, Beneficial Mortgage Corporation, Beneficial Nebraska Inc., Beneficial New Jersey Inc., Beneficial New Mexico Inc., Beneficial Ohio Inc., Beneficial Oklahoma Inc., Beneficial Oregon Inc., Beneficial South Dakota Inc., Beneficial Tennessee Inc., Beneficial Texas Inc., Beneficial Washington Inc., Beneficial West Virginia, Inc., Beneficial Wisconsin Inc., Beneficial Wyoming Inc., Household Finance Consumer Discount Company, Household Finance Corporation II, Household Finance Corporation III, Household Finance Corporation of Alabama, Household Finance Corporation of California, Household Finance Industrial Loan Company of Iowa, Household Finance Realty Corporation of Nevada, Household Finance Realty Corporation of New York, Household Financial Center Inc., Household Industrial Finance Company, Household Realty Corporation and Mortgage One Corporation.

We consent to the incorporation by reference in the registration statement (No. 333-132348-07) on Form S-3 of HSBC Home Equity Loan Trust (USA) 2007 – 2 of our attestation report dated March 3, 2008 with respect to Beneficial Alabama Inc., Beneficial California Inc., Beneficial Consumer Discount Company, Beneficial Delaware Inc., Beneficial Florida Inc., Beneficial Hawaii Inc., Beneficial Homeowner Service Corporation, Beneficial Illinois Inc., Beneficial Indiana Inc., Beneficial Iowa Inc., Beneficial Kentucky Inc., Beneficial Loan & Thrift Co., Beneficial Maine Inc., Beneficial Massachusetts Inc., Beneficial Michigan Inc., Beneficial Mortgage Co. of Arizona, Beneficial Colorado Inc., successor by merger to Beneficial Mortgage Co. of Colorado, Beneficial Mortgage Co. of Connecticut, Beneficial Mortgage Co. of Georgia, Beneficial Idaho Inc., successor by merger to Beneficial Mortgage Co. of Idaho, Beneficial Kansas Inc., successor by merger to Beneficial Mortgage Co. of Kansas, Inc., Beneficial Louisiana Inc., successor by merger to Beneficial Mortgage Co. of Louisiana, Beneficial Maryland Inc., successor by merger to as Beneficial Mortgage Co. of Maryland, Beneficial Mortgage Co. of Missouri, Inc., Beneficial

Mortgage Co. of Nevada, Beneficial New Hampshire Inc., successor by merger to Beneficial Mortgage Co. of New Hampshire, Beneficial Mortgage Co. of North Carolina, Beneficial Rhode Island Inc., successor by merger to Beneficial Mortgage Co. of Rhode Island, Beneficial South Carolina Inc., successor by merger to Beneficial Mortgage Co. of South Carolina, Beneficial Utah Inc., successor by merger to Beneficial Mortgage Co. of Utah, Beneficial Mortgage Co. of Virginia, Beneficial Mortgage Corporation, Beneficial Nebraska Inc., Beneficial New Jersey Inc., Beneficial New Mexico Inc., Beneficial Ohio Inc., Beneficial Oklahoma Inc., Beneficial Oregon Inc., Beneficial South Dakota Inc., Beneficial Tennessee Inc., Beneficial Texas Inc., Beneficial Washington Inc., Beneficial West Virginia, Inc., Beneficial Wisconsin Inc., Beneficial Wyoming Inc., Household Finance Consumer Discount Company, Household Finance Corporation II, Household Finance Corporation III, Household Finance Corporation of Alabama, Household Finance Corporation of California, Household Finance Industrial Loan Company of Iowa, Household Finance Realty Corporation of Nevada, Household Finance Realty Corporation of New York, Household Financial Center Inc., Household Industrial Finance Company, Household Realty Corporation and Mortgage One Corporation’s (the Company) assessment of compliance with the servicing criteria set forth in Item 1122(d)(1)(ii), 1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii), and 1122(d)(4)(xiv) of the Securities and Exchange Commission’s Regulation AB applicable to the servicing of asset backed securitization transactions backed by home equity loan receivables, as of and for the period from April 26, 2007 (date of issuance of the initial asset-backed securitization transaction covered by this report) through December 31, 2007. Management has determined that all other criteria set forth in Item 1122(d) are not applicable to the Company’s activities with respect to HSBC Home Equity Loan Trust (USA) 2007 – 2. Our attestation report appears in the December 31, 2007 annual report on Form 10-K of HSBC Home Equity Loan Trust (USA) 2007 – 2.

/s/ KPMG LLP

Chicago, Illinois

March 24, 2008